Exhibit 1.1

8,000,000 Shares

FRANKLIN STREET PROPERTIES CORP.

COMMON STOCK (PAR VALUE $0.0001 PER SHARE)

UNDERWRITING AGREEMENT

September 17, 2009

September 17, 2009

ROBERT W. BAIRD & CO. INCORPORATED
As Representative of the Several Underwriters
Identified in Schedule I Annexed Hereto
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Ladies and Gentlemen:

Franklin Street Properties Corp., a Maryland corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) 8,000,000 shares of the common stock, par value $0.0001 per share, of the Company (the “Firm Shares”).

The Company also proposes to issue and sell to the several Underwriters up to an additional 1,200,000 shares of the common stock, par value $0.0001 per share, of the Company (the “Additional Shares”), if and to the extent that you, Robert W. Baird & Co. Incorporated, as manager of the offering (the “Manager”), shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2 hereof.  The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The shares of common stock, par value $0.0001 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock.”

The Company has prepared and filed, in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (file number 333-158898), including a prospectus, relating to the Shares, which registration statement and prospectus incorporate or are deemed to incorporate by reference documents that the Company has filed, or will file, with the Commission in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder. The registration statement as amended at the time it becomes effective for purposes of Section 11 of the Securities Act (as such section applies to the Underwriters), including the documents filed as part thereof and information contained or incorporated by reference in the prospectus or otherwise deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is hereinafter referred to as the “Registration Statement.”  If the Company files an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  The Company has also filed with, or transmitted for filing to, or shall promptly after the date of this Agreement file with or transmit for filing to, the Commission a prospectus supplement (in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the

Securities Act), the “Prospectus Supplement”) pursuant to Rule 424 under the Securities Act. The term "Base Prospectus" means the prospectus dated April 29, 2009, relating to the Shares, in the form in which it has most recently been filed with the Commission as part of the Registration Statement on or prior to the date of this Agreement. The term "Prospectus" means the Base Prospectus as supplemented by the Prospectus Supplement. The term "Preliminary Prospectus" means any preliminary form of Prospectus filed with the Commission pursuant to Rule 424.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act; “Time of Sale Prospectus” means the Base Prospectus and the Preliminary Prospectus, together with the free writing prospectuses, if any, each identified in Schedule II hereto (each, a “Permitted Free Writing Prospectus”), and other information conveyed to purchasers of the Shares at or prior to the Time of Sale as set forth in Schedule II hereto; “Time of Sale” means 5:00 p.m. (Central Time) on the date of this Agreement; and “road show” has the meaning set forth in Rule 433(h)(4) under the Securities Act.  As used herein, the terms “Registration Statement,” “Base Prospectus,” “Preliminary Prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, deemed to be incorporated by reference therein.  The terms "supplement," "amendment" and "amend" as used herein with respect to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, any Preliminary Prospectus, the Prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference therein.

1.           Representations and Warranties of the Company.  The Company represents and warrants to and agrees with each of the Underwriters on the date hereof, on the Closing Date and on each Option Closing Date, if any, that:

(a)           The Registration Statement became effective upon filing under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

(b)           The Base Prospectus and any Preliminary Prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations thereunder (including, without limitation, Rule 430B(a) or 430A(b)).

(c)           (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act (including without limitation Rule 415(a)(5)); the Registration Statement is an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act filed not earlier than three years prior to the date hereof, and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement; (iv) as of its date, any Preliminary Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) at the Time of Sale, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vi) each Permitted Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus; (vii) each road show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (viii) the Prospectus, as of its date, at the Closing Date and at each Option Closing Date, if any, will comply in all material respects with the Securities Act (including without limitation Section 10(a) of the Securities Act) and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 1(c) do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus, any Preliminary Prospectus, any Permitted Free Writing Prospectus, any road show or the Prospectus or any amendments or supplements thereto based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter or the Manager expressly for use therein, it being agreed that the only information furnished by the Underwriters to the Company expressly for use therein are the statements contained in the fourteenth and fifteenth paragraphs of the “Underwriting” section of the Prospectus Supplement (and any preliminary Prospectus Supplement).

(d)           Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectus and/or the Permitted Free Writing Prospectuses; the Company has not, directly or indirectly, prepared, used or referred to any free writing prospectuses, without the prior written consent of the Manager, other than the Permitted Free Writing Prospectuses and road shows furnished or presented to the Manager before first use.  Each Permitted Free Writing Prospectus has been prepared, used or referred to in compliance with Rule 163 or with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Securities Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Shares, free writing prospectuses pursuant to Rules 164 and 433 under the Securities Act; each Permitted Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act; and no Permitted Free Writing Prospectus conflicts with the information contained in the Registration Statement, any Preliminary Prospectus, Time of Sale Prospectus or Prospectus.

(e)           (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Securities Act and (iv) at the date hereof, the Company was and is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act).  The Company was not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares contemplated by the Registration Statement.

(f)           In accordance with Rule 5110(b)(7)(C)(i) of the Financial Industry Regulatory Authority (“FINRA”), the Shares have been registered with the Commission on Form S-3 under the Securities Act pursuant to the standards for such Form S-3 in effect prior to October 21, 1992.

(g)           Shares of Common Stock are listed on the NYSE Amex LLC stock exchange (the “NYSE Amex”) and the Company has not received any notice from the NYSE Amex regarding the delisting of such shares from the NYSE Amex.  The Shares are duly listed and admitted for trading, subject to official notice of issuance, on the NYSE Amex.  To the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA participating in the offering of the Shares and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(h)           The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to (i) have a material adverse effect on the assets, business, condition (financial or otherwise) or results of operation of Company and its subsidiaries, taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby, or result in the delisting of shares of Common Stock from the NYSE Amex (the occurrence of any such effect, prevention, interference or result described in the foregoing clauses (i) or (ii) being herein referred to as a “material adverse effect”).

(i)           Schedule III attached hereto sets forth a complete and correct list of all of the subsidiaries of the Company, including their jurisdiction of organization.  Each subsidiary of the Company has been duly organized, is validly existing as a corporation, partnership or limited liability company in good standing under the laws of the jurisdiction of its organization, has the corporate, partnership or limited liability company power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (to the extent legally applicable) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(j)           The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company.

(k)           The authorized and outstanding capitalization of the Company is as set forth in the Time of Sale Prospectus and will be as set forth in the Prospectus, subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Time of Sale Prospectus and the Prospectus, as the case may be, and the grant of options or shares of Common Stock under existing stock incentive plans described in the Time of Sale Prospectus and the Prospectus.  The authorized capital stock of the Company conforms and will conform in all material respects as to legal matters to the description thereof contained in the Time of Sale Prospectus and the Prospectus.

(l)           The mortgages and deeds of trust encumbering the properties and assets described or referred to in the Prospectus are not convertible into the equity of the Company or any of its subsidiaries.  No holder of any class of capital stock or other equity or debt interest in any Sponsored REIT or Sponsored Entity (as those terms are used in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Commission) has the right to convert or exchange any such capital stock or other interest into the equity of the Company or any of its subsidiaries.

(m)           The shares of Common Stock outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized, are validly issued, fully paid and non-assessable, have been issued in compliance with applicable securities laws and were not issued in violation of any preemptive or similar rights.

(n)           The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

(o)           Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement conflicts with, or will conflict with, or constitutes, or with the giving of notice or lapse of time, will constitute, a breach, violation, default or Repayment Event under, or result in the imposition of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Company or any subsidiary; (ii) the organizational documents of the Company or any of its subsidiaries; or (iii) any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries (or any of their respective assets) is subject or bound.  As used herein, a “Repayment Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by either the Company or any of its subsidiaries.

(p)           No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE Amex), or approval of the Company’s shareholders, is required in connection with the issuance and sale of the Shares or the consummation of the transactions contemplated hereby, other than (i) registration of the Shares under the Securities Act, which has been effected (or, with respect to any Rule 462 Registration Statement, will be effected in accordance with Rule 462(b) under the Securities Act), or (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters.

(q)           There are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of its subsidiaries or, to the Company’s knowledge, any of their respective directors or officers (in their capacities as such) is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE Amex) (i) other than any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company, any of its subsidiaries or any of their respective directors or officers, as applicable, would not, individually or in the aggregate, be reasonably expected to have a material adverse effect or (ii) that are required to be described in the Time of Sale Prospectus and are not so described.

(r)           There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

(s)           The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(t)           Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and/or any of its subsidiaries and any other person that would give rise to a valid claim against the Company, any of its subsidiaries or the Underwriters for a brokerage commission, finder’s fee or other like payment in connection with the offering, issuance and sale of the Shares.

(u)           No transaction has occurred between or among the Company or any of its subsidiaries, on the one hand, and any of their respective officers or directors or any affiliate or affiliates of any such officer or director, on the other hand, that is required to be described in and is not described or incorporated by reference in the Registration Statement and the Prospectus.  Except as otherwise described in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company or any of their family members.

(v)           Ernst & Young LLP, who certified the financial statements and accompanying schedules, if any, of the Company included or incorporated by reference in the Prospectus are independent registered public accountants with respect to the Company within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act and the Securities Act regulations.

(w)           The financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes and schedules, present fairly in all materials respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company for the periods specified and have been prepared in all material respects in compliance with the requirements of the Securities Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, if any, comply in all material respects with the requirements of the Securities Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial data contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included or incorporated by reference as required; the Company and its subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Time of Sale Prospectus and the Prospectus; and all disclosures contained or incorporated by reference in the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(x)           All statistical or market-related data included or incorporated by reference in the Time of Sale Prospectus, the Prospectus and the Permitted Free Writing Prospectuses are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Permitted Free Writing Prospectuses was made or reaffirmed with a reasonable basis and in good faith at the time of the initial making of such statement or the reaffirmation thereof.

(y)           Except as provided in that certain Agreement and Plan of Merger by and among the Company, Blue Lagoon Acquisition Corp., Innsbrook Acquisition Corp., Willow Bend Acquisition Corp., 380 Interlocken Acquisition Corp., Eldridge Green Acquisition Corp., FSP Blue Lagoon Drive Corp., FSP Innsbrook Corp., FSP Willow Bend Office Center Corp., FSP 380 Interlocken Corp. and FSP Eldridge Green Corp., dated as of March 15, 2006, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(z)           (i) The Company, directly or indirectly through one or more of its subsidiaries, has good and marketable fee simple title to each of the properties described in the Prospectus as being one hundred percent (100%) owned by the Company, directly or indirectly (the “Properties”), and the improvements thereon (exclusive of any improvements owned by tenants), in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those set forth in the Prospectus or those which would not reasonably be expected to have a material adverse effect or materially and adversely affect the value of such Property or materially interfere with the use, or proposed use, of such Property; (ii) all liens, charges, encumbrances, claims or restrictions on or affecting any of the Properties or any other assets of the Company or its subsidiaries which are required to be disclosed in the Prospectus are disclosed therein; (iii) none of the Company, any of its subsidiaries or, to the Company’s knowledge, any tenant of any Property is in default of any of its material obligations under any space lease, sublease or operating sublease relating to any of the Properties or any other agreement encumbering or otherwise recorded against any of the Properties, and the Company does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, except in all cases for any such defaults or events that would not individually or in the aggregate reasonably be expected to have a material adverse effect or materially and adversely affect the value of such Property or materially interfere with the use, or proposed use, of such Property; (iv) no tenant under any lease of space at any of the Properties has a right of first refusal to purchase the premises demised under such lease for a fixed or below market price; (v) to the Company’s knowledge, each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except for any noncompliance that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect or materially and adversely affect the value of such Property or materially interfere with the use, or proposed use, of such Property; (vi) there are no pending or, to the Company’s knowledge, threatened condemnation proceedings, zoning changes or other proceedings or actions that would reasonably be expected, individually or in the aggregate, to have a material adverse effect or materially and adversely affect the value of such Property or materially interfere with the use, or proposed use, of such Property; (vii) there are no mortgages or deeds of trust encumbering all or any portion of any of the Properties; (viii) the Company has made available to the Manager or its agents true, correct and complete copies of all leases, exhibits, schedules and other documents related to the lease of space at the Properties by Major Tenants (as such term is used in Item 2 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Commission); (ix) with respect to each of the Properties, the Company or its subsidiary, as applicable, has obtained customary title insurance on the fee interest therein; and (x) except as disclosed in or contemplated by the Prospectus, neither the Company nor any of its subsidiaries has sold any real property to a third party during the immediately preceding twelve (12) calendar months.

(aa)           The Company and its subsidiaries have good and marketable title to all personal property owned by them, free and clear of all liens, encumbrances and defects, except those liens encumbrances and defects set forth in the Prospectus or which would not reasonably be expected to have a material adverse effect.

(bb)           Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the assets, business, condition (financial or otherwise), management, operations or earnings of the Company and its subsidiaries, taken as a whole; (ii) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (iii) no material casualty loss or material condemnation or other material adverse event, whether or not covered by insurance, has occurred with respect to any of the Properties; (iv) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (v) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in or contemplated by each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

(cc)           Except as described in the Prospectus or except as would not, singly or in the aggregate, reasonably be expected to result in a material adverse effect or materially and adversely affect the value of any of the Properties or the use or proposed use thereof by the Company or its subsidiaries, (i) neither the Company nor any of its subsidiaries has received notice that, or is aware that, it is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its subsidiaries have obtained all permits, authorizations and approvals required under applicable Environmental Laws to conduct their respective businesses and are each in compliance with the requirements of such permits, authorizations and approvals, (iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (iv) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company, any of its subsidiaries or any of the Properties relating to Hazardous Materials or any Environmental Laws. The Company and its subsidiaries have reasonably concluded that the costs and liabilities associated with compliance with Environmental Laws are not, singly, or in the aggregate, reasonably expected to have a material adverse effect, except as set forth or contemplated in the Prospectus.

(dd)           Each of the Company and its subsidiaries owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses (collectively, the “Intellectual Property”), and the Company is unaware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of its subsidiaries with respect to the Intellectual Property, except for any claim or challenge that would not reasonably be expected to result in a material adverse effect.  To the knowledge of the Company, neither the Company nor any of its subsidiaries has infringed or is infringing the material intellectual property of a third party, and neither the Company nor any of its subsidiaries has received written notice of a claim by a third party to the contrary.

(ee)           No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Time of Sale Prospectus, or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal contractors that could reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(ff)           The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility, against such losses and risks and in such amounts as are customary in the businesses in which they are engaged.  Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a material adverse effect.

(gg)           The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except for such certificates, authorizations or permits the lack of which would not reasonably be expected to result in a material adverse effect or materially and adversely affect the value of such Property or materially interfere with the use, or proposed use, of such Property, and neither the Company nor any of its subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect or materially and adversely affect the value of such Property or materially interfere with the use, or proposed use, of such Property.

(hh)           The Company maintains “internal control over financial reporting” (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) in compliance with the requirements of the Exchange Act.  The Company’s internal control over financial reporting has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and is effective in performing the functions for which it was established.  Except as described in the Time of Sale Prospectus, since the end of the Company's most recent audited fiscal year, there has been (i) no significant deficiency or material weakness in the design or operation of the Company’s internal control over financial reporting (whether or not remediated) which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that the Company qualifies as a real estate investment trust (a “REIT”) under the requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

(ii)           The Company maintains “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective at the reasonable assurance level in performing the functions for which they were established; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the Commission (the “Sarbanes-Oxley Act”), and the statements made in each such certification are accurate; the Company and its subsidiaries and, to the Company’s knowledge, their respective directors and officers (in their capacities as such) are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act.

(jj)           Except as described in or contemplated by the Time of Sale Prospectus, neither the Company nor any of its subsidiaries has sent or received any written communication regarding termination of, or intent not to renew, (i) any of the contracts or agreements filed as exhibits to the Registration Statement or the filings made by the Company with the Commission that are incorporated by reference into the Registration Statement or (ii) any leases, except where the termination or non-renewal of such contracts, agreements or leases, individually or in the aggregate, would not reasonably be expected to result in a material adverse effect, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement.

(kk)           All U.S. federal, state, local and foreign tax returns required to be filed by the Company or any of its subsidiaries have been timely filed, and all material taxes and other assessments of a similar nature (whether imposed directly, through withholding or otherwise) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided on the books of the applicable entity.  The Company and its subsidiaries have established adequate reserves for all taxes that have accrued but are not yet due and payable.  No tax deficiency has been asserted against any such entity, nor does the Company or any of its subsidiaries know of any tax deficiency which is likely to be asserted against any such entity that, if determined adversely to any such entity, could reasonably be expected to have a material adverse effect.

(ll)           The Company elected to be taxed as a REIT under the Code commencing with its taxable year ended December 31, 2002.  Commencing with the taxable year ended December 31, 2002 and through the date hereof, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its current and proposed ownership and method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2009 and in the future.  The Company intends to continue to qualify as a REIT under the Code for all subsequent years.  The Company does not know of any event that would reasonably be expected to cause the Company to fail to qualify as a REIT under the Code for the taxable year ending December 31, 2009 or at any time thereafter.

(mm)           The Company has not relied upon the Underwriters or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Shares.

(nn)           The factual description of, and the assumptions and representations regarding, the Company’s organization and current and proposed method of operation set forth in the Base Prospectus under the heading “Material United States Federal Income Tax Considerations,” as supplemented by such description, assumptions and representations set forth in the Prospectus Supplement under the heading “Material United States Federal Income Tax Considerations” accurately summarizes in all material respects the matters referred to therein.

(oo)           Neither the Company nor any of its subsidiaries maintains or contributes to any “pension plan” (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to Title IV of ERISA or any “multiemployer plan” (within the meaning of Section 4001(a)(3) of ERISA).  Each “pension plan” (within the meaning of Section 3(2) of ERISA) maintained by the Company or any of its subsidiaries which is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the Internal Revenue Service that such plan is so qualified (or the Company or such subsidiaries have timely completed Internal Revenue Service Form 8905, Certification of Intent to Adopt a Pre-approved Plan).  Each “employee benefit plan” (within the meaning of Section 3(3) of ERISA) established or maintained by the Company and/or one or more of its subsidiaries is in compliance with the currently applicable provisions of ERISA, except for such failures to comply that would not individually or in the aggregate reasonably be expected to result in a material adverse effect.

(pp)           Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; and the Company and its subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance therewith, including without limitation a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(qq)           Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently the subject of any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person or entity that, at the time of such funding, is the  subject of any sanctions administered by OFAC.

(rr)           The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ss)           Except as described in the Time of Sale Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, stock incentive plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(tt)           Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

2.           Agreements to Sell and Purchase. The Company hereby agrees to issue and sell 8,000,000 Firm Shares to the several Underwriters at a price of $12.61 per share (the “Purchase Price”), and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions herein set forth, agrees, severally and not jointly, to purchase from the Company at the Purchase Price the number of Firm Shares (subject to such adjustments to eliminate fractional shares as the Manager may determine) set forth opposite the name of such Underwriter set forth in Schedule I hereto.

Moreover, the Company hereby agrees to issue and sell up to 1,200,000 Additional Shares to the Underwriters at the Purchase Price, less an amount per share equal to any cash dividend payable by the Company on the Firm Shares but only to the extent that such dividend is not payable on the Additional Shares due to the timing of the record date of the cash dividend, and the Underwriters, upon the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, shall have the right (but not the obligation) to purchase, severally and not jointly, up to the Additional Shares at the Purchase Price, less an amount per share equal to any cash dividend payable by the Company on the Firm Shares but only to the extent that such dividend is not payable on the Additional Shares due to the timing of the record date of the cash dividend.  The Manager may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement.  Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased.  Each purchase date must be at least two business days after the written notice is given and may not be earlier than the closing date for the Firm Shares or later than ten business days after the date of such notice.  Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares.  On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Manager may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

3.           Terms of Public Offering. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after this Agreement has become effective as in the Manager’s judgment is advisable.  The Company is further advised by the Manager that the Shares are to be offered to the public initially at $13.00 per share (the “Public Offering Price”) and to certain dealers selected by the Manager at a price that represents a concession not in excess of $0.234 per share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow a concession, not in excess of $0.10 per share, to any Underwriter or to certain other dealers.

4.           Payment and Delivery. Payment for the Firm Shares to be sold by the Company shall be made to the Company by wire transfer of Federal or other funds immediately available in Milwaukee against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., Central Time, on September 23, 2009, or at such other time on the same or such other date, not later than September 30, 2009, as shall be designated in writing by the Manager.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Company by wire transfer of Federal or other funds immediately available in Milwaukee against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., Central Time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than October 30, 2009, as shall be designated in writing by the Manager.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Manager shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be.  The Firm Shares and Additional Shares shall be delivered to the Manager on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

5.           Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to the condition that all representations and warranties on the part of the Company contained in this Agreement (or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof) are, on the date hereof, and will be, on the Closing Date and on each Option Closing Date, if any, true and correct, the condition that the Company has performed its obligations required to be performed prior to the Closing Date or applicable Option Closing Date and the following further conditions:

(a)           Subsequent to the execution and delivery of this Agreement and prior to the Closing Date and each Option Closing Date, if any, there shall not have occurred any change, or any development involving a prospective change, in the assets, business, condition (financial or otherwise), management, operations, earnings or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, from that set forth in or contemplated by the Time of Sale Prospectus that, in the Manager’s judgment, is material and adverse and that makes it, in the Manager’s judgment, impracticable or inadvisable to offer or sell the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)           The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, a certificate, dated the Closing Date or such Option Closing Date, as the case may be, and signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that (i) the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date or such Option Closing Date, as the case may be, (ii) the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as the case may be, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission, and (iv) no change or development such as is described in clause (a) above has occurred as of such Closing Date or such Option Closing Date, as the case may be, subsequent to the execution and delivery of this Agreement.  The delivery of the certificate provided for in this Section 5(b) shall constitute a representation and warranty of the Company as to the statements made in such certificate.

(c)           The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, opinions of Wilmer Cutler Pickering Hale and Dorr LLP, outside counsel for the Company, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriters.  In rendering such opinions, Wilmer Cutler Pickering Hale and Dorr LLP may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of officers of the Company and its subsidiaries and of public officials.  The opinions of Wilmer Cutler Pickering Hale and Dorr LLP shall be rendered to the Underwriters and shall so state therein.

(d)           The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Goodwin Procter LLP, counsel for the Underwriters, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters. In rendering such opinion, Goodwin Procter LLP may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of officers of the Company and its subsidiaries and of public officials.

(e)           The Underwriters shall have received, on each of the date hereof, the Closing Date and each Option Closing Date, if any, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(f)           No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus shall have been issued, and no proceedings for such purpose shall have been instituted or threatened by the Commission; no notice of objection of the Commission to the use of the Registration Statement shall have been received; and all requests for additional information on the part of the Commission shall have been complied with to the Manager’s reasonable satisfaction.  The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the regulations promulgated under the Securities Act and in accordance with Section 5(a) hereof.

(g)           The “lock-up” agreements, each substantially in the applicable form set forth in Exhibit A hereto, between the Underwriters and certain officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Manager on or before the date hereof, shall be in full force and effect on the Closing Date.

(h)           The Shares shall have been approved for listing on the NYSE Amex, subject only to official notice of issuance.

(i)           The Underwriters shall have received on and as of the Closing Date and each Option Closing Date satisfactory evidence of the good standing of the Company and each of its subsidiaries set forth on Schedule III hereto, in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Manager may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(j)           At the Closing Date and each Option Closing Date, counsel for the Underwriters shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

6.           Covenants of the Company. The Company covenants with each Underwriter as follows:

(a)           The Company will effect the filings required pursuant to Rule 424(b) under the Securities Act, in the manner and within the time period required by such Rule 424(b) (without reliance on Rule 424(b)(8)).  The Company shall pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1)(i) under the Securities Act, without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b)           To furnish to the Manager, without charge, two facsimile copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Manager in Milwaukee, Wisconsin, without charge, prior to 10:00 a.m. Central Time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(g) or 6(h) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

(c)           Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager objects, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(d)           To furnish to the Manager a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Manager objects.

(e)           Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(f)           To advise the Manager promptly of any request by the Commission for amendments or supplements to the Registration Statement, Base Prospectus, any Preliminary Prospectus, Prospectus Supplement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus.  If the Commission should enter such a stop order, the Company will use its best efforts to obtain the lifting or removal of such order as soon as possible.

(g)           If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances in which they are made, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances in which they are made when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(h)           If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances in which they are made when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Shares may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances in which they are made when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(i)           If, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Securities Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Securities Act, as soon as possible; and the Company will advise the Manager promptly and, if requested by the Manager, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules).

(j)           If, at any time during the period when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares, the Registration Statement shall cease to comply with the requirements of the Securities Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission or the Registration Statement shall cease to be an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act) or the Company shall have received, from the Commission, a notice, pursuant to Rule 401(g)(2) under the Securities Act, of objection to the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify the Manager, (ii) promptly file with the Commission a new registration statement under the Securities Act, relating to the Shares, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Securities Act and shall be in a form satisfactory to the Manager, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Securities Act as soon as practicable, (iv) promptly notify the Manager of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;

(k)           If the third anniversary of the initial effective date of the Registration Statement occurs before all the Shares have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Shares to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission.

(l)           To file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Shares.

(m)           Promptly to furnish such information or to take such action as the Manager may reasonably request and otherwise to qualify the Shares for offer and sale under the securities or “blue sky” laws of such jurisdictions as the Manager shall reasonably request, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process in any jurisdiction (excluding service of process with respect to the offer and sale of the Shares); and to promptly advise the Manager of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(n)           To make generally available to the Company’s security holders and to the Manager as soon as practicable an earning statement covering a period of at least twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(o)           To use its best efforts to cause the Shares to be listed on the NYSE Amex and to maintain the listing of the Common Stock, including the Shares, on the NYSE Amex.

(p)           During the period beginning on the date of this Agreement and continuing to and including 90 days after the date of the Prospectus, and without the prior written consent of the Manager with the authorization to release the lock-up letter on behalf of the Underwriters, not to (1) to issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other arrangement that transfers to  another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether such transaction described in clause (1) or (2) above is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (4) publicly announce an intention to effect any transaction specified in clause (1), (2) or (3).  The restrictions contained in the preceding sentence shall not apply to (i) the Shares to be sold hereunder, (ii) the issuance of shares of Common Stock or the grant of options to purchase shares of Common Stock pursuant to the Company’s stock incentive plans under the terms of such plans in effect on the date hereof (or the filing of a registration statement on Form S-8 (or a successor form thereto) to register shares of Common Stock issuable under such plans), (iii) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date of this Agreement or granted pursuant to the Company’s stock incentive plans, or (iv) the issuance by the Company of up to an aggregate of 3,820,000 shares of Common Stock (as adjusted for stock splits, stock dividends and similar recapitalizations) in connection with  acquisitions of entities or properties involving the Company or any of its subsidiaries, provided that the recipients of shares in such acquisitions execute a lock-up agreement substantially in the form of the officer lock-up  in Exhibit A hereto.  Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.  The Company shall promptly notify the Manager of any earnings release, news or event that may give rise to an extension of the initial 90-day restricted period.

(q)           To prepare, if the Manager so requests, a final term sheet relating to the offering of the Shares, containing only information that describes the final terms of the Shares or the offering in a form consented to by the Manager, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Shares.

(r)           To comply with Rule 433(d) under the Securities Act (without reliance on Rule 164(b) under the Securities Act) and with Rule 433(g) under the Securities Act.

(s)           Not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(t)           Not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Securities Act) or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, except in each case other than the Prospectus.

(u)           To maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

(v)           To apply the net proceeds to the Company from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Prospectus Supplement.

(w)           To use its best efforts to qualify for taxation as a REIT under the Code for its taxable year ending December 31, 2009 and not take any action to revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code.

7.           Expenses.  Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any securities or blue sky memorandum in connection with the offer and sale of the Shares under the securities laws of the jurisdictions in which the Shares may be offered or sold and all expenses in connection with the qualification of the Shares for offer and sale under such securities laws as provided in Section 6(m) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters (which legal fees and disbursements shall not exceed an aggregate of $5,000) in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all costs and expenses incident to listing the Shares on the NYSE Amex, (v) the cost of printing certificates representing the Shares, (vi) the costs and charges of any transfer agent, registrar or depositary, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company and travel and lodging expenses of the representatives and officers of the Company and any such consultants, (viii) the document production charges and expenses associated with printing this Agreement, (ix) all expenses in connection with any offer and sale of the Shares outside of the United States, and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

The Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.  Notwithstanding the above, if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 is not satisfied, because of any termination of this Agreement by the Underwriters pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any obligation or covenant hereunder or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, through the Manager on demand for all reasonable itemized out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereby.

8.           Indemnity and Contribution.  a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by, arising out of or based upon i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any road show not constituting a free writing prospectus, or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which there were made, not misleading; provided, however, that the Company shall not be liable under this Section 8(a) to the extent that such losses, claims, damages or liabilities are caused by, arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter or the Manager expressly for use therein.

(b)           Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by, arising from or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any road show not constituting a free writing prospectus, or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which there were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made therein in reliance upon and in conformity with information relating to such Underwriter furnished to the Company in writing by such Underwriter or the Manager expressly for use therein.

(c)           In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Sections 8(a) or 8(b) hereof such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Manager.  In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)           To the extent the indemnification provided for in Sections 8(a) or 8(b) hereof is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or ii) if the allocation provided by clause i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares.  The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

(e)           The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)           The indemnity and contribution provisions contained in this Section 8 shall remain operative and in full force and effect regardless of i) any termination of this Agreement, ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, or the Company, its officers or directors or any person controlling the Company and iii) acceptance of and payment for any of the Shares.

9.           Termination.  The Underwriters may terminate this Agreement by notice given by the Manager to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (a) trading generally shall have been suspended or materially limited or minimum prices shall have been established on, or by, as the case may be, any of the New York Stock Exchange, the NYSE Amex, or the NASDAQ Global Market, (b) trading of any securities of the Company shall have been suspended or materially limited on any exchange or in any over-the-counter market, (c) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (d) any moratorium or material limitation on commercial banking activities shall have been declared by Federal or New York state  authorities, (e) there shall have occurred any outbreak or escalation of hostilities, act of terrorism involving the United States or declaration by the United States of a national emergency or war, or (f) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (e) or (f), in the Manager’s judgment, is material and adverse and makes it, in the Manager’s judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus (exclusive of any supplement thereto).

10.           Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter.  If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company.  In any such case either the Manager or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected.  If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default.  Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11.           Representations and Indemnities to Survive.  The respective agreements, representations, warranties, indemnities and other statements of the Company and the Underwriters set forth or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Shares.  The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.           Entire Agreement. (a) This Agreement represents the entire agreement between the Company, on the one hand, and the Underwriters, on the other, with respect to the preparation of any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(a)           The Company acknowledges that in connection with the offering of the Shares:  (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person; (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement; (iii) the Underwriters may have interests that differ from those of the Company; and (iv) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.  The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

13.           Tax Disclosure.  Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure. For purposes of the foregoing, the term “tax treatment” is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term “tax structure” includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

14.           Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

15.           Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

16.           Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

17.           Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent c/o the Manager at:

Robert W. Baird & Co. Incorporated
1001 Page Mill Road
Building 1, Suite 210
Palo Alto, California 95304
Fax: (650) 858-3850
Attention: Brian D. Jones

with a copy to

Legal Department
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Fax: (414)298-7800

and if to the Company, shall be delivered, mailed or sent to:

Franklin Street Properties Corp.
401 Edgewater Place
Suite 200
Wakefield, Massachusetts 01880
Fax: (781) 246-2807
Attention: General Counsel

If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the several Underwriters named herein.

Very truly yours,

FRANKLIN STREET PROPERTIES CORP.

By:	/s/ Barbara J. Fournier
	Name:	Barbara J. Fournier
	Title:	Chief Operating Officer

Accepted as of the date hereof

ROBERT W. BAIRD & CO. INCORPORATED

Acting on behalf of itself and
   the several Underwriters named in
   Schedule I hereto

By:	Robert W. Baird & Co. Incorporated

By:	/s/ Brian D. Jones
	Name:	Brian D. Jones
	Title:	Director, Investment Banking

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased	Number of Additional Shares To Be Purchased

Robert W. Baird & Co. Incorporated	8,000,000	1,200,000

Total:	8,000,000	1,200,000

SCHEDULE II

Time of Sale Prospectus

1.	Preliminary Prospectus, including Preliminary Prospectus Supplement dated September 17, 2009 and Base Prospectus dated April 29, 2009.

2.	Electronic road show

3.	Number of Firm Shares to be Sold: 8,000,000 (1,200,000 Additional Shares)
Offering size: $104,000,000 ($119,600,000 if the over-allotment option is exercised in full)
Estimated net proceeds to the Company (after underwriting discount and estimated offering expenses): $99,680,000 ($114,812,000 if the over-allotment option is exercised in full)
Price per share: $13.00
Underwriting discount and commissions per share: $0.39
Trade date: September 17, 2009
Closing date: September 23, 2009

SCHEDULE III

SUBSIDIARIES OF THE COMPANY

FSP 380 Interlocken Corp.	Delaware
FSP 390 Interlocken LLC	Delaware
FSP 3150 Fairview Park Drive LLC	Delaware
FSP 4807 Stonecroft Boulevard LLC	Delaware
FSP Addison Circle Corp.	Delaware
FSP Addison Circle Limited Partnership	Texas
FSP Addison Circle LLC	Delaware
FSP Blue Lagoon Drive Corp.	Delaware
FSP Blue Lagoon Drive LLC	Delaware
FSP Bollman Place Limited Partnership	Massachusetts
FSP Collins Crossing Corp.	Delaware
FSP Collins Crossing Limited Partnership	Texas
FSP Collins Crossing LLC	Delaware
FSP Dulles Virginia LLC	Delaware
FSP East Baltimore Street LLC	Delaware
FSP Eden Bluff Corporate Center I LLC	Delaware
FSP Eldridge Green Corp.	Delaware
FSP Eldridge Green Limited Partnership	Texas
FSP Eldridge Green LLC	Delaware
FSP Forest Park IV LLC	Delaware
FSP Forest Park IV NC Limited Partnership	North Carolina
FSP Greenwood Plaza Corp.	Delaware
FSP Hillview Center Limited Partnership	Massachusetts
FSP Holdings LLC	Delaware
FSP Innsbrook Corp.	Delaware
FSP Investments LLC	Massachusetts
FSP Lakeside Crossing I LLC	Delaware
FSP Liberty Plaza Limited Partnership	Texas
FSP Montague Business Center Corp.	Delaware
FSP Northwest Point LLC	Delaware
FSP One Overton Park LLC	Delaware
FSP Park Seneca Limited Partnership	Massachusetts
FSP Park Ten Development Corp.	Delaware
FSP Park Ten Development LLC	Delaware
FSP Park Ten Limited Partnership	Texas
FSP Park Ten LLC	Delaware
FSP Park Ten Phase II Limited Partnership	Texas
FSP Property Management LLC	Massachusetts
FSP Protective TRS Corp.	Massachusetts
FSP REIT Protective Trust	Massachusetts
FSP River Crossing LLC	Delaware
FSP Southfield Centre Limited Partnership	Massachusetts
FSP Willow Bend Office Center Corp.	Delaware
FSP Willow Bend Office Center Limited Partnership	Texas
FSP Willow Bend Office Center LLC	Delaware

EXHIBIT A

FORM OF LOCK-UP LETTER TO BE SIGNED BY OFFICERS

____________, 2009

ROBERT W. BAIRD & CO. INCORPORATED
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Ladies and Gentlemen:

The undersigned understands that Robert W. Baird & Co. Incorporated (“Baird”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Franklin Street Properties Corp., a Maryland corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters (the “Underwriters”), including Baird, of shares (the “Shares”) of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (3) publicly announce an intention to effect any transaction specified in clause (1) or (2).  The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities referred to above acquired in open market transactions after the completion of the Public Offering or shares of Common Stock acquired in the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, (c) transfers of shares of Common Stock or any security convertible into Common Stock to any member of the immediate family of the undersigned or to trusts for the benefit of the undersigned or immediate family members of the undersigned, (d) transfers of shares of Common Stock or any security convertible into Common Stock by will or intestate succession to the undersigned’s family or to a trust, the beneficiaries of which are exclusively the undersigned or members of the undersigned’s family, (e) distributions of shares of Common Stock or any security convertible into Common Stock to limited partners, limited liability company members or stockholders of the undersigned, (f) the exercise of an option to purchase shares of Common Stock granted under a stock incentive plan of the Company, or the acceptance of restricted stock awards from the Company and disposition of shares of restricted stock to the Company pursuant to the terms of such plan or awards to satisfy tax withholding obligations or upon termination of employment with the Company, (g) sales of shares of Common Stock pursuant to trading plans that existed prior to the date hereof and that comply with the requirements of Rule 10b5-1 under the Exchange Act, or (h) transfers of shares of Common Stock or any security convertible into Common Stock with the prior written consent of Baird on behalf of the Underwriters; provided that, in the case of any transaction, transfer, distribution or option exercise pursuant to any of clauses (b) through (e), (i) each donee, distributee or transferee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period.  For purposes of this agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  In addition, the undersigned agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

If:

(1)           during the last 17 days of the Restricted Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2)           prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period;

then the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act of 1933, as amended, and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the Restricted Period unless the undersigned requests and receives prior written confirmation from the Company or Baird that the restrictions imposed by this agreement have expired.

2

This agreement shall automatically terminate and the undersigned shall be released from all obligations under this agreement upon the earliest to occur, if any, of: (a) either the Company notifying Baird in writing that it has determined not to proceed with the Public Offering or Baird notifying the Company in writing that it has determined not to proceed with the Public Offering, in each case, prior to the execution of the Underwriting Agreement, (b) termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to the sale of any of the Shares to the Underwriters and (c) September 30, 2009, in the event an underwriting agreement, purchase agreement or similar distribution agreement is not executed between the Company and Baird by such date.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering.  The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions.  Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,
(Name)

(Address)

3

FORM OF LOCK-UP LETTER TO BE SIGNED BY INDEPENDENT DIRECTORS

____________, 2009

ROBERT W. BAIRD & CO. INCORPORATED
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Ladies and Gentlemen:

The undersigned understands that Robert W. Baird & Co. Incorporated (“Baird”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Franklin Street Properties Corp., a Maryland corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters (the “Underwriters”), including Baird, of shares (the “Shares”) of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 45 days after the date of the final prospectus relating to the Public Offering (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (3) publicly announce an intention to effect any transaction specified in clause (1) or (2).  The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities referred to above acquired in open market transactions after the completion of the Public Offering or shares of Common Stock acquired in the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, (c) transfers of shares of Common Stock or any security convertible into Common Stock to any member of the immediate family of the undersigned or to trusts for the benefit of the undersigned or immediate family members of the undersigned, (d) transfers of shares of Common Stock or any security convertible into Common Stock by will or intestate succession to the undersigned’s family or to a trust, the beneficiaries of which are exclusively the undersigned or members of the undersigned’s family, (e) distributions of shares of Common Stock or any security convertible into Common Stock to limited partners, limited liability company members or stockholders of the undersigned, (f) the exercise of an option to purchase shares of Common Stock granted under a stock incentive plan of the Company, or the acceptance of restricted stock awards from the Company and disposition of shares of restricted stock to the Company pursuant to the terms of such plan or awards to satisfy tax withholding obligations or upon termination of employment with the Company, (g) sales of shares of Common Stock pursuant to trading plans that existed prior to the date hereof and that comply with the requirements of Rule 10b5-1 under the Exchange Act, or (h) transfers of shares of Common Stock or any security convertible into Common Stock with the prior written consent of Baird on behalf of the Underwriters; provided that, in the case of any transaction, transfer, distribution or option exercise pursuant to any of clauses (b) through (e), (i) each donee, distributee or transferee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period.  For purposes of this agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  In addition, the undersigned agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

If:

(3)           during the last 17 days of the Restricted Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(4)           prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period;

then the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act of 1933, as amended, and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the Restricted Period unless the undersigned requests and receives prior written confirmation from the Company or Baird that the restrictions imposed by this agreement have expired.

This agreement shall automatically terminate and the undersigned shall be released from all obligations under this agreement upon the earliest to occur, if any, of: (a) either the Company notifying Baird in writing that it has determined not to proceed with the Public Offering or Baird notifying the Company in writing that it has determined not to proceed with the Public Offering, in each case, prior to the execution of the Underwriting Agreement, (b) termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to the sale of any of the Shares to the Underwriters and (c) September 30, 2009, in the event an underwriting agreement, purchase agreement or similar distribution agreement is not executed between the Company and Baird by such date.

2

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering.  The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions.  Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,
(Name)

(Address)

3

FORM OF LOCK-UP LETTER TO BE SIGNED BY DENNIS J. MCGILLICUDDY

____________, 2009

ROBERT W. BAIRD & CO. INCORPORATED
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Ladies and Gentlemen:

The undersigned understands that Robert W. Baird & Co. Incorporated (“Baird”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Franklin Street Properties Corp., a Maryland corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters (the “Underwriters”), including Baird, of shares (the “Shares”) of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 45 days after the date of the final prospectus relating to the Public Offering (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, provided that with respect to the 600,000 shares of Common Stock currently pledged by McGillicuddy Investments Limited Partnership III to Bank of America, N.A. (the “Pledgor”), such shares shall not be subject to this letter agreement or to any restrictions by virtue of this letter agreement so long as such shares remain pledged to the Pledgor, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (3) publicly announce an intention to effect any transaction specified in clause (1) or (2).  The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities referred to above acquired in open market transactions after the completion of the Public Offering or shares of Common Stock acquired in the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, (c) transfers of shares of Common Stock or any security convertible into Common Stock to any member of the immediate family of the undersigned or to trusts for the benefit of the undersigned or immediate family members of the undersigned, (d) transfers of shares of Common Stock or any security convertible into Common Stock by will or intestate succession to the undersigned’s family or to a trust, the beneficiaries of which are exclusively the undersigned or members of the undersigned’s family, (e) distributions of shares of

Common Stock or any security convertible into Common Stock to limited partners, limited liability company members or stockholders of the undersigned, (f) the exercise of an option to purchase shares of Common Stock granted under a stock incentive plan of the Company, or the acceptance of restricted stock awards from the Company and disposition of shares of restricted stock to the Company pursuant to the terms of such plan or awards to satisfy tax withholding obligations or upon termination of employment with the Company, (g) sales of shares of Common Stock pursuant to trading plans that existed prior to the date hereof and that comply with the requirements of Rule 10b5-1 under the Exchange Act, or (h) transfers of shares of Common Stock or any security convertible into Common Stock with the prior written consent of Baird on behalf of the Underwriters; provided that, in the case of any transaction, transfer, distribution or option exercise pursuant to any of clauses (b) through (e), (i) each donee, distributee or transferee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period.  For purposes of this agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  In addition, the undersigned agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

If:

(5)           during the last 17 days of the Restricted Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(6)           prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period;

then the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act of 1933, as amended, and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the Restricted Period unless the undersigned requests and receives prior written confirmation from the Company or Baird that the restrictions imposed by this agreement have expired.

2

This agreement shall automatically terminate and the undersigned shall be released from all obligations under this agreement upon the earliest to occur, if any, of: (a) either the Company notifying Baird in writing that it has determined not to proceed with the Public Offering or Baird notifying the Company in writing that it has determined not to proceed with the Public Offering, in each case, prior to the execution of the Underwriting Agreement, (b) termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to the sale of any of the Shares to the Underwriters and (c) September 30, 2009, in the event an underwriting agreement, purchase agreement or similar distribution agreement is not executed between the Company and Baird by such date.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering.  The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions.  Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,
(Name)

(Address)

3